UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BRUNSWICK CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No	fee required

☐	Fee	paid previously with preliminary materials

☐	Fee	computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY

Your **Vote** Counts!

BRUNSWICK CORPORATION

Annual Meeting to be held on May 3, 2023
Vote by 11:59 PM ET on May 2, 2023. For shares held in an employee plan, vote by 11:59 PM ET on April 28, 2023.

BRUNSWICK

BRUNSWICK CORPORATION
26125 N. RIVERWOODS BLVD., SUITE 500
METTAWA, IL 60045-3420

D99286-P83491

You invested in BRUNSWICK CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2023.**

Get informed before you vote

View the Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually During the Meeting*

May 3, 2023
9:00 a.m. CDT

Virtually at:
www.virtualshareholdermeeting.com/BC2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. The Election to Brunswick's Board of Directors of the ten nominees named in the Proxy Statement.	
Nominees:	
1a. Nancy E. Cooper	For
1b. David C. Everitt	For
1c. Reginald Fils-Aimé	For
1d. Lauren P. Flaherty	For
1e. David M. Foulkes	For
1f. Joseph W. McClanathan	For
1g. David V. Singer	For
1h. J. Steven Whisler	For
1i. Roger J. Wood	For
1j. MaryAnn Wright	For
2. Approval of amendments to our Restated Certificate of Incorporation (Charter) to:	
2a. Include officer exculpation.	For
2b. Clarify, streamline, and modernize the Charter.	For
2c. Eliminate outdated language.	For
3. Advisory vote to approve the compensation of our Named Executive Officers.	For
4. Advisory vote on the frequency of the advisory vote on executive compensation.	1 Year
5. Approval of the Brunswick Corporation 2023 Stock Incentive Plan.	For
6. The ratification of the Audit and Finance Committee's appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: In their discretion, on such other business as may properly come before the meeting.

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D99287-P83491